EXHIBIT 10.1
                                                                    ------------


ROGUE RIVER
RESOURCES CORP.




June 27, 2006


Fischer-Watt Gold Company, Inc.             Mr. James M. Seed
2582 Taft Court                             c/o The Astra Ventures, Inc.
Lakewood, CO                                50 South Main Street
USA, 80215                                  Providence, RI 02903

Attention:  Mr. Peter Bojtos, President

Mr. William Rapaglia                        Mr. Gerald D. Helgeson
540 W. Boston Post Road #250                3770 Poppy Lane
Mamaroneck, New York, 10543                 Fallbrook, CA  92028

Mr. George J. Beattie                       Mr. Peter Bojtos
Apt. 79-22809 E. Country Vista Drive        2582 Taft Court
Liberty Lake, WA, 99019                     Lakewood, CO 80215


Dear Sirs:

Re: Nexvu Capital Corp. ("Nexvu"), Rogue River Resources Corp. ("RRR"), Fischer-Watt Gold Company Inc. ("FWG") and Minera Montoro, S.A. de C.V. ("MM")

Reference is made to the letter agreement dated December 4, 2005 entered into among the addressees to this letter agreement and which has been assigned to RRR (the "December Letter Agreement").

The December Letter Agreement is amended by deleting the requirement for the payment of $695,000 (the "First Share Tranche Payment") for the First Share Tranche (as that term is defined in the December Letter Agreement) to be made by June 30, 2006 (taking into account the two 30 day extensions) and substituting it with the requirement that the First Share Tranche Payment be made by July 31, 2006.

This letter agreement may be executed in one or more counterparts and by facsimile, which so executed shall constitute an original and all off which together shall constitute one and the same agreement.




5151 East Broadway, Suite 1600, Tuscon, AZ USA 85711  520.512.5425  520.512.5401

           Suite 1780, 400 Burrard St., Vancouver, BC Canada V6C 3A6
                       604.669.1446   604.669.1464

Please indicate your agreement to the above by signing and returning a copy of this letter.

Yours truly,
ROGUE RIVER RESOURCES CORP.

Per:

/s/ Gordon J. Fretwell
----------------------------------
Authorized Signatory


Agreed to and accepted by

FISCHER-WATT GOLD COMPANY, INC.

Per:

/s/ Peter Bojtos
----------------------------------
Authorized Signatory






/s/ James M. Seed
---------------------------------         --------------------------------------
JAMES M. SEED                             Witness



/s/ William Rapaglia
---------------------------------         --------------------------------------
WILLIAM RAPAGLIA                          Witness



/s/ Peter Bojtos
---------------------------------         --------------------------------------
PETER BOJTOS                              Witness



/s/ Gerald D. Helgeson
---------------------------------         --------------------------------------
GERALD D. HELGESON                        Witness




/s/ George J. Beattie
---------------------------------         --------------------------------------
GEORGE J. BEATTIE                         Witness